Effective March 2 2010 the
Companys par value changed
from 20 pence to 0.01 pence.

THE RIGHTS OF OWNERS OF
RECEIPTS TO DIRECT THE
VOTING OF SHARES MAY BE
RESTRICTED AS DESCRIBED
IN ARTICLES 16 AND 23
BELOW

Exhibit A to Deposit Agreement

No.



                                       A
MERICAN DEPOSITARY
SHARESEach American Depositary
Share

represents two 2 Deposited Shares

THE BANK OF NEW YORK
AMERICAN DEPOSITARY
RECEIPT
REPRESENTING ORDINARY
SHARES OF
5p NOMINAL VALUE PER
SHARE
OF VERNALIS PLC
AN ENGLISH PUBLIC LIMITED
COMPANY

            The Bank of New
York as depositary hereinafter called
the Depositary hereby certifies that
or registered assigns IS THE
OWNER OF  AMERICAN
DEPOSITARY SHARES
representing deposited Ordinary
Shares of 5p nominal value per share
herein called Shares of Vernalis PLC
an English public limited company
herein called the Company.  At the
date hereof each American
Depositary Share represents two 2
Shares deposited or subject to
deposit under the deposit agreement
at the London office of The Bank of
New York as custodian herein called
the Custodian. The Depositarys
Corporate Trust Office is located at a
different address than its principal
executive office.  Its Corporate Trust
Office is located at 101 Barclay
Street New York N.Y. 10286 and its
principal executive office is located
at One Wall Street New York N.Y.
10286.
THE DEPOSITARYS
CORPORATE TRUST OFFICE
ADDRESS IS
101 BARCLAY STREET NEW
YORK N.Y. 10286



ARTICLE 1.	THE DEPOSIT
AGREEMENT.
      This American Depositary
Receipt is one of an issue herein
called Receipts all issued and to be
issued upon the terms and conditions
set forth in the amended and restated
deposit agreement dated as July 7
1992 amended and restated as of
August 5 1996 and as amended and
restated as of December 16 2002 and
as further amended and restated as of
June 4 2007 herein called the
Deposit Agreement by and among
the Company the Depositary and all
owners and holders from time to
time of Receipts issued thereunder
each of whom by accepting a Receipt
agrees to become a party thereto and
become bound by all the terms and
conditions thereof.  The Deposit
Agreement sets forth the rights of
Owners and holders of the Receipts
and the rights and duties of the
Depositary in respect of the Shares
deposited thereunder and any and all
other securities property and cash
from time to time received in respect
of such Shares and held thereunder
such Shares securities property and
cash are herein called Deposited
Securities Copies of the Deposit
Agreement are on file at the
Depositarys Corporate Trust Office
in New York City and at the office of
the Custodian.
      The statements made on the
face and reverse of this Receipt are
summaries of certain provisions of
the Deposit Agreement and are
qualified by and subject to the
detailed provisions of the Deposit
Agreement to which reference is
hereby made.  Capitalized terms not
defined herein shall have the
meanings set forth in the Deposit
Agreement.
ARTICLE 2.	SURRENDER OF
RECEIPTS AND
WITHDRAWAL OF SHARES.
      Upon surrender at the
Corporate Trust Office of the
Depositary of this Receipt and upon
payment of the fee of the Depositary
for the cancellation of this Receipt
and subject to the terms and
conditions of the Deposit Agreement
the Memorandum and Articles of
Association of the Company and the
Deposited Securities the Owner
hereof is entitled to delivery to him
or upon his order of the number of
Deposited Securities at the time
represented by the American
Depositary Shares for which this
Receipt is issued.  Delivery of such
Deposited Securities may be made
by the delivery of certificates to such
Owner hereof or as ordered by him
or by the delivery of other proper
documents of title endorsed or
accompanied by proper instruments
of transfer.  Such delivery will be
made at the option of the Owner
hereof either at the office of the
Custodian or at the Corporate Trust
Office of the Depositary provided
that the forwarding of certificates for
Shares or other Deposited Securities
for such delivery at the Corporate
Trust Office of the Depositary shall
be at the request risk and expense of
the Owner hereof.
ARTICLE 3.	TRANSFERS
SPLITUPS AND
COMBINATIONS OF
RECEIPTS.
      The transfer of this Receipt is
registrable on the books of the
Depositary at its Corporate Trust
Office by the Owner hereof in person
or by duly authorized attorney upon
surrender of this Receipt properly
endorsed for transfer or accompanied
by proper instruments of transfer and
duly stamped as may be required by
applicable law.  This Receipt may be
split into other such Receipts or may
be combined with other such
Receipts into one Receipt evidencing
the same aggregate number of
American Depositary Shares as the
Receipt or Receipts surrendered.  As
a condition precedent to the
execution and delivery registration of
transfer splitup combination or
surrender of any Receipt or
withdrawal of any Deposited
Securities the Depositary or the
Custodian may require payment from
the depositor of Shares or presenter
of the Receipt of a sum sufficient to
reimburse it for any tax or other
governmental charge and any stock
transfer or registration fee with
respect thereto including any such
tax or charge and fee with respect to
Shares being deposited or withdrawn
or Receipts being issued and
payment of any applicable fees as
provided in this Receipt may require
the production of proof satisfactory
to it as to the identity and
genuineness of any signature and
may also require compliance with
such reasonable regulations if any as
the Depositary may establish
consistent with the provisions of the
Deposit Agreement or this Receipt
including without limitation Article
22 of this Receipt.
      The delivery of Receipts
against deposits of Shares generally
or against deposits of particular
Shares may be suspended or the
transfer of Receipts in particular
instances may be refused or the
registration of transfer of outstanding
Receipts generally may be suspended
during any period when the transfer
books of the Depositary are closed or
if any such action is deemed
necessary or advisable by the
Depositary or the Company at any
time or from time to time because of
any requirement of law or of any
government or governmental body or
commission or under any provision
of the Deposit Agreement or for any
other reason subject to Article 22
hereof.  Notwithstanding any other
provision of the Deposit Agreement
or this Receipt the surrender of
outstanding Receipts and withdrawal
of Deposited Securities may not be
suspended subject only to i
temporary delays caused by closing
the transfer books of the Depositary
or the Company or the deposit of
Shares in connection with voting at a
shareholders meeting or the payment
of dividends ii the payment of fees
taxes and similar charges and iii
compliance with any U.S. or foreign
laws or governmental regulations
relating to the Receipts or to the
withdrawal of the Deposited
Securities.  Without limitation of the
foregoing the Depositary shall not
knowingly accept for deposit under
the Deposit Agreement any Shares
required to be registered under the
provisions of the Securities Act of
1933 unless a registration statement
is in effect as to such Shares.  The
Depositary will comply with written
instructions from the Company
requesting that the Depositary not
accept for deposit hereunder any
Shares identified in such instructions
in order to facilitate the Companys
compliance with the U.S. securities
laws.
ARTICLE 4.	LIABILITY OF
OWNER FOR TAXES.
      If any tax or other
governmental charge shall become
payable by the Custodian or
Depositary with respect to any
Receipt American Depositary Shares
or any Deposited Securities
represented by any American
Depositary Shares evidenced hereby
such tax or other governmental
charge shall be payable by the
Owner hereof to the Depositary.  The
Depositary may refuse to effect any
transfer of this Receipt or any
withdrawal of Deposited Securities
evidenced hereby until such payment
is made and may withhold any
dividends or other distributions or
may sell for the account of the
Owner hereof any part or all of the
Deposited Securities evidenced by
this Receipt and may apply such
dividends or other distributions or
the proceeds of any such sale in
payment of such tax or other
governmental charge the Owner
hereof remaining liable for any
deficiency.
ARTICLE 5.	WARRANTIES OF
DEPOSITORS.
      Every person depositing
Shares hereunder shall be deemed
thereby to represent and warrant that
such Shares and each certificate
therefor are validly issued fully paid
and nonassessable and that the
person making such deposit is duly
authorized so to do.  Every such
person shall also be deemed to
represent that the deposit of Shares
or sale of Receipts by that person is
not restricted under the Securities
Act of 1933.  Such representations
and warranties shall survive the
deposit of Shares and issuance of
Receipts.
ARTICLE 6.	FILING PROOFS
CERTIFICATES AND OTHER
INFORMATION.
      Any person presenting Shares
for deposit or any Owner of a
Receipt may be required from time
to time to file with the Depositary or
the Custodian such proof of
citizenship residence exchange
control approval legal or beneficial
ownership or such information
relating to the registration on the
books of the Company or the
appointed agent of the Company for
transfer and registration of Shares of
the Shares presented for deposit or
other information and to execute and
deliver to the Depositary or the
Custodian such certificates including
such representations and warranties
as the Depositary may deem
necessary or proper or as the
Company may require by written
request to the Depositary or the
Custodian.  Subject to the provisions
of Section 2.6 of the Deposit
Agreement the Depositary may
withhold the delivery or registration
of transfer of any Receipt or the
distribution or sale of any dividend
or other distribution or rights or of
the proceeds thereof or the delivery
of any Deposited Securities
pertaining to such Receipt until such
proof or other information is filed or
such certificates are executed.  Upon
the Companys reasonable request the
Depositary shall provide the
Company in a timely manner with
copies of any such proofs of
citizenship or residence exchange
control approval legal or beneficial
ownership which it receives.  No
Share shall be accepted for deposit
unless accompanied by evidence
satisfactory to the Depositary that
any necessary approval has been
granted by the governmental body in
the United Kingdom if any which is
then performing the function of the
regulation of currency exchange.
ARTICLE 7.	CHARGES OF
DEPOSITARY.
      The Company agrees to pay
the fees reasonable expenses and
outofpocket charges of the
Depositary and those of any
Registrar only in accordance with
agreements in writing entered into
between the Depositary and the
Company from time to time.  The
Depositary shall present its statement
for such charges and expenses to the
Company once every three months.
The charges and expenses of the
Custodian are for the sole account of
the Depositary.
      The following charges shall
be incurred by any party depositing
or withdrawing Shares or by any
party surrendering Receipts or to
whom Receipts are issued including
without limitation issuance pursuant
to a stock dividend or stock split
declared by the Company or an
exchange of stock regarding the
Receipts or Deposited Securities or a
distribution of Receipts pursuant to
Section 4.3 of the Deposit
Agreement whichever applicable 1
taxes and other governmental
charges 2 such registration fees as
may from time to time be in effect
for the registration of transfers of
Shares generally on the Share
register of the Company or Foreign
Registrar and applicable to transfers
of Shares to the name of the
Depositary or its nominee or the
Custodian or its nominee on the
making of deposits or withdrawals
under the terms of the Deposit
Agreement 3 such cable telex and
facsimile transmission expenses as
are expressly provided in the Deposit
Agreement 4 such expenses as are
incurred by the Depositary in the
conversion of Foreign Currency
pursuant to Section 4.5 of the
Deposit Agreement 5 a fee not in
excess of $5.00 or less per 100
American Depositary Shares or
portion thereof for the execution and
delivery of Receipts pursuant to
Sections 2.3 and 4.3 of the Deposit
Agreement and the surrender of
Receipts pursuant to Section 2.5 of
the Deposit Agreement and 6 a fee
not in excess of $.02 or less per
American Depositary Share or
portion thereof for any cash
distribution made pursuant to the
Deposit Agreement including but not
limited to Sections 4.1 through 4.4
thereof.
      The Depositary subject to
Article 8 hereof may own and deal in
any class of securities of the
Company and its affiliates and in
Receipts.
ARTICLE 8.	LOANS AND
PRERELEASE OF SHARES AND
RECEIPTS.
      In its capacity as Depositary
the Depositary will lend neither the
Shares held under the Deposit
Agreement nor the Receipts provided
however that the Depositary reserves
the right to i issue Receipts prior to
the receipt of Shares pursuant to
Section 2.2 of the Deposit
Agreement and ii deliver Shares
prior to the receipt and cancellation
of Receipts pursuant to Section 2.5
of the Deposit Agreement including
Receipts which were issued under i
above but for which Shares may not
have been received.  The Depositary
may receive Receipts in lieu of
Shares under i above and receive
Shares in lieu of Receipts under ii
above.  Each such transaction will be
a accompanied by a written
representation from the person to
whom Receipts or Shares are to be
delivered that such person or its
customer owns the Shares or
Receipts to be remitted as the case
may be b at all times fully
collateralized with cash or such other
collateral as the Depositary deems
appropriate c terminable by the
Depositary on not more than five 5
business days notice and d subject to
such further indemnities and credit
regulations as the Depositary deems
appropriate.  The Depositary will
normally limit the number of
American Depositary Shares and
Shares involved in such transactions
at any one time to thirty percent 30%
of the number of American
Depositary Shares outstanding
without giving effect to American
Depositary Shares evidenced by
Receipts outstanding under i above
or Shares held under the Deposit
Agreement respectively provided
however that the Depositary reserves
the right to change or disregard such
limit from time to time as it deems
appropriate.  The Depositary will
also set limits with respect to the
number of American Depositary
Shares and Shares involved in
transactions to be done under the
Deposit Agreement with any one
person on a case by case basis as it
deems appropriate.
      The Depositary may retain
for its own account any
compensation received by it in
connection with the foregoing. The
Company will have no liability
whatsoever to the Depositary or any
Owner with respect to any
representations actions or omissions
by the Depositary or any Owner
pursuant to this Article 8.
ARTICLE 9.	TITLE TO
RECEIPTS.
      It is a condition of this
Receipt and every successive holder
and Owner of this Receipt by
accepting or holding the same
consents and agrees that title to this
Receipt and to the American
Depositary Shares evidenced hereby
when properly endorsed or
accompanied by proper instruments
of transfer is transferable by delivery
with the same effect as in the case of
a negotiable instrument provided
however that until a Receipt shall
have been transferred on the books
of the Depositary as provided in
Section 2.4 of the Deposit
Agreement the Depositary
notwithstanding any notice to the
contrary may treat the owner hereof
as the absolute owner hereof for the
purpose of determining the person
entitled to distribution of dividends
or other distributions or to any notice
provided for in the Deposit
Agreement or for all other purposes.
ARTICLE 10.	VALIDITY
OF RECEIPT.
      This Receipt shall not be
entitled to any benefits under the
Deposit Agreement or be valid or
obligatory for any purpose unless
this Receipt shall have been executed
by the Depositary by the manual
signature of a duly authorized
signatory or if a Registrar shall have
been appointed by the manual
signature of a duly authorized officer
of the Registrar and such execution
of any Receipt by manual signature
shall be conclusive evidence and the
only evidence that such Receipt has
been duly executed and delivered
hereunder.
ARTICLE 11.	REPORTS
INSPECTION OF TRANSFER
BOOKS.
      Upon effectiveness of the
termination of the Companys
reporting requirements under the
Securities Exchange Act of 1934 as
amended the Exchange Act the
Company shall make available
certain public reports and documents
required by foreign law or otherwise
under Rule 12g32b under the
Exchange Act at the Companys
internet web site or through an
electronic information delivery
system.
      The Depositary will make
available for inspection by Owners at
its Corporate Trust Office and at the
office of the Custodian any reports
and communications including any
proxy soliciting material and any
information required to be filed in
connection with an election by an
Owner to treat the Company as a
qualified electing fund for purposes
of United States Federal income
taxation received from the Company
which are both a received by the
Depositary as the holder of the
Deposited Securities and b made
generally available to the holders of
such Deposited Securities by the
Company.  The Depositary will also
send to Owners copies of such
reports when furnished by the
Company pursuant to the Deposit
Agreement.
      The Depositary will keep
books for the registration of Receipts
and transfers of Receipts which at all
reasonable times shall be open for
inspection by the Owners provided
that such inspection shall not be for
the purpose of communicating with
Owners in the interest of a business
or object other than the business of
the Company or a matter related to
the Deposit Agreement the Receipts
the Shares or the Memorandum and
Articles of Association of the
Company.
ARTICLE 12.	DIVIDENDS
AND DISTRIBUTIONS.
      Whenever the Depositary
receives any cash dividend or other
cash distribution on any Deposited
Securities the Depositary will subject
to the Deposit Agreement convert
such dividend or distribution into
dollars and will distribute the amount
thus received net of expenses taxes
and fees as provided in Sections 4.5
4.11 and 5.9 of the Deposit
Agreement to the Owners of
Receipts entitled thereto.  In the
event that the Company or the
Depositary is required to withhold
and does withhold from any cash
dividend or other cash distribution in
respect of any Deposited Securities
an amount on account of taxes the
amount distributed to the Owners for
American Depositary Shares
representing such Deposited
Securities shall be reduced
accordingly.
      Whenever the Depositary
receives any distribution other than
cash or Shares upon any Deposited
Securities the Depositary will cause
the securities or property received by
it to be distributed to the Owners of
Receipts entitled thereto in any
manner that the Depositary may
deem equitable and practicable for
accomplishing such distribution
provided however that if in the
opinion of the Depositary such
distribution cannot be made
proportionately among the Owners
of Receipts entitled thereto or if for
any other reason including any
requirement that the Company or the
Depositary withhold an amount on
account of taxes the Depositary after
consultation with the Company
deems such distribution not to be
feasible the Depositary may adopt
such method as it may deem
equitable and practicable for the
purpose of effecting such distribution
including if permitted and subject to
applicable law the sale at public or
private sale of the securities or
property thus received or any part
thereof and the net proceeds of any
such sale shall be distributed by the
Depositary to the Owners entitled
thereto as in the case of a distribution
received in cash.
      If any distribution upon any
Deposited Securities consists of a
dividend in or free distribution of
Shares the Depositary may upon
prior consultation with and approval
of the Company and shall if the
Company shall so request distribute
to the Owners of outstanding
Receipts entitled thereto additional
Receipts evidencing an aggregate
number of American Depositary
Shares representing the amount of
Shares received as such dividend or
free distribution.  In lieu of
delivering Receipts for fractional
American Depositary Shares in any
such case the Depositary will sell the
amount of Shares represented by the
aggregate of such fractions and
distribute the net proceeds all in the
manner and subject to the conditions
set forth in Section 4.1 of the Deposit
Agreement.  If additional Receipts
are not so distributed each American
Depositary Share shall thenceforth
also represent the additional Shares
distributed upon the Deposited
Securities represented thereby.
      In the event that the
Depositary determines that any
distribution in property including
Shares and rights to subscribe
therefor is subject to any tax which
the Depositary is obligated to
withhold the Depositary may dispose
of all or a portion of such property
including Shares and rights to
subscribe therefor in such amounts
and in such manner as the Depositary
deems necessary and practicable to
pay any such taxes by public or
private sale if permitted and subject
to applicable law and the Depositary
shall distribute the net proceeds of
any such sale after deduction of such
taxes to the Owners entitled thereto.
ARTICLE 13.
	CONVERSION OF
FOREIGN CURRENCY.
      Whenever the Depositary
shall receive Foreign Currency by
way of dividends or other
distributions or the net proceeds
from the sale of securities property
or rights and if at the time of the
receipt thereof the Foreign Currency
so received can in the judgment of
the Depositary be converted on a
reasonable basis into Dollars and the
resulting Dollars transferred to the
United States the Depositary shall
convert or cause to be converted by
sale or in any other manner that it
may determine such Foreign
Currency into Dollars and such
Dollars net of any conversion
expenses of the Depositary shall be
distributed to the Owners entitled
thereto or if the Depositary shall
have distributed any warrants or
other instruments which entitle the
holders thereof to such Dollars then
to the holders of such warrants andor
instruments upon surrender thereof
for cancellation.  Such distribution
may be made upon an averaged or
other practicable basis without
regard to any distinctions among
Owners on account of exchange
restrictions or otherwise.
      If such conversion or
distribution can be effected only with
the approval or license of any
government or agency thereof the
Depositary shall file such application
for approval or license if any as it
may deem desirable provided
however that the Company shall not
be obligated to make any such
filings.
      If at any time the Depositary
shall determine that in its judgment
any Foreign Currency received by
the Depositary is not convertible on a
reasonable basis into Dollars
transferable to the United States or if
any approval or license of any
government or agency thereof which
is required for such conversion is
denied or in the opinion of the
Depositary is not obtainable or if any
such approval or license is not
obtained within a reasonable period
as determined by the Depositary the
Depositary may distribute the
Foreign Currency or an appropriate
document evidencing the right to
receive such Foreign Currency
received by the Depositary to or in
its discretion may hold such Foreign
Currency uninvested and without
liability for interest thereon for the
respective accounts of the Owners
entitled to receive the same.
      If any such conversion of
Foreign Currency in whole or in part
cannot be effected for distribution to
some of the owners entitled thereto
the Depositary may in its discretion
make such conversion and
distribution in Dollars to the extent
permissible to the Owners entitled
thereto and may distribute the
balance of the Foreign Currency
received by the Depositary to or hold
such balance uninvested and without
liability for interest thereon for the
respective accounts of the Owners
entitled thereto.  If the Depositary
holds such balance for the accounts
of the Owners it will distribute to
such Owners appropriate warrants or
other instruments evidencing their
rights to receive such balance.
ARTICLE 14.	RIGHTS.
      In the event that the
Company shall offer or cause to be
offered to the holders of any
Deposited Securities any rights to
subscribe for additional Shares or
any rights of any other nature the
Depositary shall after consultation
with the Company have discretion as
to the procedure to be followed in
making such rights available to the
Owners of Receipts or in disposing
of such rights on behalf of such
Owners and making the net proceeds
net of expenses taxes and fees as
provided in Sections 4.5 4.11 and 5.9
of the Deposit Agreement available
in Dollars to such owners or if by the
terms of such rights offering or for
any other reason the Depositary may
not either make such rights available
to any Owners or dispose of such
rights and make the net proceeds
available to such Owners then the
Depositary shall allow the rights to
lapse provided however that the
Depositary will if requested by the
Company take action as follows
            i	if at the time
of the offering of any rights the
Depositary determines that it is
lawful and feasible to make such
rights available to Owners by means
of warrants or otherwise the
Depositary shall distribute warrants
or other instruments therefor in such
form as it may determine in
proportion of the number of
American Depositary Shares
representing such Deposited
Securities held by them respectively
or employ such other method as it
may deem feasible in order to
facilitate the exercise sale or transfer
of rights by such Owners or
            ii	if at the time
of the offering of any rights the
Depositary determines that it is not
lawful and feasible to make such
rights available to Owners by means
of warrants or otherwise or if the
rights represented by such warrants
or such other instruments are not
exercised and appear to be about to
lapse the Depositary in its discretion
may sell such rights or such warrants
or other instruments at public or
private sale at such place or places
and upon such terms as it may deem
proper and may allocate the proceeds
of such sales net of expenses taxes
and fees as provided in Sections 4.5
4.11 and 5.9 of the Deposit
Agreement for account of the
Owners otherwise entitled to such
rights warrants or other instruments
upon an averaged or other
practicable basis without regard to
any distinctions among such Owners
because of exchange restrictions the
date of delivery of any Receipt or
Receipts or otherwise.
      The Depositary shall not be
responsible for any failure to
determine properly that it is
            i	feasible to
make such rights available to
Owners provided that it makes such
determination in good faith and
without negligence or
            ii	lawful to make
such rights available to Owners
provided that if the Issuer furnishes
the Depositary with an opinion of
United States counsel which counsel
is reasonably satisfactory to the
Depositary as to the lawfulness of
making such rights available to
Owners the Depositary shall be
entitled to and shall make such
determination in accordance with
such opinion.
      If registration under the
Securities Act of 1933 of the
securities to which any rights relate
is required in order for the Company
to offer such rights to Owners and
sell the securities represented by
such rights the Company and the
Depositary will not be required to
offer such rights to the Owners under
any circumstances.  The Depositary
will not offer any such rights to
Owners in the United States or to
any U.S. person each as defined in
Regulation S under the Securities
Act of 1933 unless and until such a
registration statement is in effect or
unless the offering and sale of such
securities to the Owners of such
Receipts are exempt from
registration under the provisions of
such Act.  Nothing in this Article 14
or in the Deposit Agreement shall
create any obligation on the part of
the Company to file a registration
statement or endeavor to have such a
registration statement declared
effective so as to allow rights to be
made available to Owners of the
Receipts.
ARTICLE 15.	RECORD
DATES.
      Whenever any cash dividend
or other cash distribution shall
become payable or any distribution
other than cash shall be made or
whenever rights shall be issued with
respect to the Deposited Securities or
whenever for any reason the
Depositary causes a change in the
number of Shares that are
represented by each American
Depositary Share or whenever the
Depositary shall receive notice of
any meeting of holders of Shares or
other Deposited Securities the
Depositary will after consultation
with the Company fix a record date
which shall insofar as is practicable
be the same date as the record date
established by the Company in
respect of the Shares for the
determination of the Owners who
will be entitled to receive such
dividend distribution or rights or the
net proceeds of the sale thereof or to
give instructions for the exercise of
voting rights at any such meeting or
for fixing the date on or after which
each American Depositary Share will
represent the changed number of
Shares.
ARTICLE 16.	VOTING OF
DEPOSITED SECURITIES.
      Upon receipt of notice of any
meeting of holders of Shares or other
Deposited Securities the Depositary
shall as soon as practicable after the
fixing of a record date mail to the
Owners a notice the form of which
notice shall be in the sole discretion
of the Depositary which shall contain
a such information as is contained in
such notice of meeting and b a
statement that the Owners as of the
close of business on a specified
record date will be entitled subject to
any applicable provision of law and
of the Memorandum and Articles of
Association of the Company and the
Deposited Securities to instruct the
Depositary as to the exercise of the
voting rights if any pertaining to the
amount of Shares or other Deposited
Securities represented by their
respective American Depositary
Shares.  Upon the written request of
an Owner on such record date
received on or before the date
established by the Depositary for
such purpose the Depositary shall
endeavor insofar as practicable to
vote or cause to be voted the amount
of Shares or other Deposited
Securities represented by the
American Depositary Shares
evidenced by such Receipt in
accordance with the instructions set
forth in such request. The Depositary
will not vote or attempt to exercise
the right to vote that attaches to the
Shares or other Deposited Securities
other than in accordance with such
instructions. The Company shall be
under no obligation to verify
instructions received from Owners
and voted upon by the Depositary.
      Such voting is subject to the
provisions of Article 23.
ARTICLE 17.	CHANGES
AFFECTING DEPOSITED
SECURITIES.
      Upon any change in nominal
value par value splitup consolidation
or any other reclassification of
Deposited Securities or upon any
recapitalization reorganization
merger or consolidation or sale of
assets affecting the Company or to
which it is a party any securities
which shall be received by the
Depositary or the Custodian in
exchange for or in conversion of or
in respect of Deposited Securities
shall be treated as new Deposited
Securities under the Deposit
Agreement and American Depositary
Shares shall thenceforth represent in
addition to existing Deposited
Securities the new Deposited
Securities so received in exchange or
conversion unless additional
Receipts are delivered pursuant to
the following sentence.  In any such
case the Depositary may with the
Companys approval and shall if the
Company shall so request execute
and deliver additional Receipts as in
the case of a dividend on the Shares
or call for the surrender of
outstanding Receipts to be
exchanged for new Receipts
specifically evidencing and referring
to such new Deposited Securities.
ARTICLE 18.	LIABILITY
OF THE COMPANY AND
DEPOSITARY.
      Neither the Depositary nor
the Company nor any of their
directors employees agents or
controlling persons as defined under
the Securities Act of 1933 shall incur
any liability to any Owner or holder
of any Receipt if by reason of any
provision of any present or future
law of the United States the United
Kingdom or any other country or of
any other governmental authority or
by reason of any provision present or
future of the Memorandum and
Articles of Association of the
Company or the Deposited Securities
or by reason of any act of God or
war or other circumstances beyond
its control the Depositary or the
Company or any of their directors
employees agents or controlling
persons shall be prevented or
forbidden from doing or performing
any act or thing which by the terms
of the Deposit Agreement or the
Deposited Securities it is provided
shall be done or performed nor shall
the Depositary or the Company be
obligated to do or perform any act or
thing which obligation is inconsistent
with the provisions of the Deposit
Agreement nor shall the Depositary
or the Company or any of their
directors employees agents or
controlling persons incur any
liability to any Owner or holder of a
Receipt by reason of any
nonperformance or delay caused as
aforesaid in the performance of any
act or thing which by the terms of the
Deposit Agreement it is provided
shall or may be done or performed or
by reason of any exercise of or
failure to exercise any discretion
provided for in the Deposit
Agreement or the Memorandum and
Articles of Association of the
Company. Where by the terms of a
distribution pursuant to Section 4.1
4.2 or 4.3 of the Deposit Agreement
or an offering or distribution
pursuant to Section 4.4 of the
Deposit Agreement or for any other
reason such distribution or offering
may not be made available to
Owners and the Depositary may not
dispose of such distribution or
offering on behalf of such owners
and make the net proceeds available
to such Owners then the Depositary
shall not make such distribution or
offering and shall allow any rights if
applicable to lapse.  Neither the
Company nor the Depositary nor any
of their directors employees agents
or controlling persons as defined
under the Securities Act of 1933
assumes any obligation or shall be
subject to any liability under the
Deposit Agreement to Owners or
holders of Receipts except that they
shall act in good faith and use their
best judgement in performing their
obligations specifically set forth in
the Deposit Agreement. Other than
such obligation to act in good faith
and use its best judgment the
Depositary shall not be subject to
any liability with respect to the
validity or worth of the Deposited
Securities.  Neither the Depositary
nor the Company nor any of their
directors employees agents or
controlling persons as defined under
the Securities Act of 1933 shall be
under any obligation to appear in
prosecute or defend any action suit
or other proceeding in respect of any
Deposited Securities or any
American Depositary Shares or in
respect of the Receipts which in its
opinion may involve it in expense or
liability unless indemnity
satisfactory to it against all expense
and liability be furnished as often as
may reasonably be required and the
Custodians shall not be under any
obligation whatsoever with respect to
such proceedings the responsibility
of the Custodians being solely to the
Depositary.  Neither the Depositary
nor the Company nor any of their
directors employees agents or
controlling persons as defined under
the Securities Act of 1933 shall be
liable for any action or nonaction by
it in reliance upon the advice of or
information from legal counsel
accountants any person presenting
Shares for deposit any Owner or
holder of a Receipt or any other
person believed by it in good faith to
be competent to give such advice or
information.  The Depositary shall
not be responsible for any failure to
carry out any instructions to vote any
of the Deposited Securities or for the
manner in which any such vote is
cast or the effect of any such vote
provided that any such action or
nonaction is in good faith and in
accordance with the terms of the
Deposit Agreement.  The Depositary
shall not be liable for any acts or
omissions made by a successor
depositary whether in connection
with a previous act or omission of
the Depositary or in connection with
a matter arising wholly after the
removal or resignation of the
Depositary provided that the
Depositary exercised its best
judgment and good faith while it
acted as Depositary.  The Company
has agreed to indemnify the
Depositary and the Custodian against
and hold each of them harmless from
any liability or expense which may
arise out of acts performed or
omitted in accordance with the
provisions of the Deposit Agreement
and of the Receipts as the same may
be amended modified or
supplemented from time to time i by
either the Depositary or the
Custodian except for any liability or
expense arising out of the negligence
or bad faith of either of them or ii by
the Company or any of its agents.
Any person seeking indemnification
under the above provision shall
notify the Company of the
commencement of any indemnifiable
action or claim promptly after such
person becomes aware of such
commencement and shall consult in
good faith with the Company as to
the conduct of the defense of such
action or claim including the
compromise or settlement thereof.
No disclaimer of liability under the
Securities Act of 1933 is intended by
any provision of the Deposit
Agreement or this Receipt.  The
Depositary has agreed to indemnify
the Company and hold it harmless
from any liability or expense
including fees and expenses of
counsel which may arise out of acts
performed or omitted by the
Depositary or the Custodian due to
their negligence or bad faith.
ARTICLE 19.
	RESIGNATION AND
REMOVAL OF THE
DEPOSITARY APPOINTMENT
OF SUBSTITUTE OR
ADDITIONAL CUSTODIANS.
      The Depositary may at any
time resign as Depositary hereunder
by written notice of its election so to
do delivered to the Company such
resignation to take effect upon the
appointment of a successor
depositary and its acceptance of such
appointment as provided in the
Deposit Agreement.  The Depositary
may at any time be removed by the
Company by written notice of such
removal effective upon the
appointment of a successor
depositary and its acceptance of such
appointment as provided in the
Deposit Agreement.  Whenever the
Depositary in its discretion
determines that it is in the best
interest of the Owners to do so it
may appoint a substitute or
additional custodian approved by the
Company such approval not to be
unreasonably withheld.
ARTICLE 20.
	AMENDMENT.
      The form of the Receipts and
any provisions of the Deposit
Agreement may at any time and from
time to time be amended by
agreement between the Company
and the Depositary in any respect
which they may deem necessary or
desirable.  Any amendment which
shall impose or increase any fees or
charges other than taxes and other
governmental charges registration
fees cable telex or facsimile
transmission costs delivery costs or
other such expenses or which shall
otherwise prejudice any substantial
existing right of Owners shall
however not become effective as to
outstanding Receipts until the
expiration of 30 days after notice of
such amendment shall have been
given to the Owners of outstanding
Receipts.  Every Owner of a Receipt
at the time any amendment so
becomes effective shall be deemed
by continuing to hold such Receipt to
consent and agree to such
amendment and to be bound by the
Deposit Agreement as amended
thereby.  In no event shall any
amendment impair the right of the
Owner of any Receipt to surrender
such Receipt and receive therefor the
Deposited Securities evidenced
thereby except as required by law.
ARTICLE 21.
	TERMINATION OF
DEPOSIT AGREEMENT.
      The Depositary will at any
time at the direction of the Company
terminate the Deposit Agreement by
mailing notice of such termination to
the Owners of all Receipts then
outstanding at least 30 days prior to
the date fixed in such notice for such
termination.  The Depositary may
likewise terminate the Deposit
Agreement by mailing notice of
termination to the Company and the
Owners of all Receipts then
outstanding at least 30 days prior to
the date fixed for such termination if
at any time 60 days shall have
expired after the Depositary shall
have delivered to the Company a
written notice of its election to resign
and a successor depositary shall not
have been appointed and accepted its
appointment as provided in Section
5.4 of the Deposit Agreement.  If any
Receipts shall remain outstanding
after the date of termination the
Depositary thereafter shall
discontinue the registration of
transfers of Receipts shall suspend
the distribution of dividends to the
Owners thereof and shall not give
any further notices or perform any
further acts under the Deposit
Agreement except that the
Depositary shall continue to collect
dividends and other distributions
pertaining to Deposited Securities
shall sell rights as provided in the
Deposit Agreement and shall
continue to deliver Deposited
Securities together with any
dividends or other distributions
received with respect thereto and the
net proceeds of the sale of any rights
or other property in exchange for
Receipts surrendered to the
Depositary after deducting in each
case the fee of the Depositary for the
surrender of a Receipt any expenses
for the account of the Owner of such
Receipt in accordance with the terms
and conditions of the Deposit
Agreement and any applicable taxes
or governmental charges.   At any
time after the expiration of two years
from the date of termination the
Depositary may sell the Deposited
Securities then held under the
Deposit Agreement and may
thereafter hold uninvested the net
proceeds of any such sale together
with any other cash then held by it
thereunder unsegregated and without
liability for interest for the pro rata
benefit of the Owners of Receipts
which have not theretofore been
surrendered such Owners thereupon
becoming general creditors of the
Depositary with respect to such net
proceeds.  After making such sale
the Depositary shall be discharged
from all obligations under the
Deposit Agreement except to
account for such net proceeds and
other cash and except for its
obligations to the Company with
respect to indemnification. Upon the
termination of the Deposit
Agreement the Company shall be
discharged from all obligations under
the Deposit Agreement except for its
obligations to the Depositary with
respect to indemnification charges
and expenses.
ARTICLE 22.
	COMPLIANCE WITH
U.S. SECURITIES LAWS.
      Notwithstanding any
provisions in this Receipt or the
Deposit Agreement to the contrary
the Company and the Depositary
have each agreed that it will not
exercise any rights it has under the
Deposit Agreement or this Receipt to
prevent the withdrawal or delivery of
Deposited Securities in a manner
which would violate the United
States securities laws including but
not limited to Section I A1 of the
General Instructions to the Form F6
Registration Statement as amended
from time to time under the
Securities Act of 1933.
ARTICLE 23.
	DISCLOSURE OF
INTERESTS.
      Notwithstanding any other
provision of the Deposit Agreement
and without prejudice to the
disclosure obligations in respect of
Shares contained in the Articles and
the Companies Act 1985 of Great
Britain the Companies Act and the
remedies of the Company under the
Articles and the Companies Act for
noncompliance therewith each
Owner agrees to comply with
requests from the Company or the
Depositary made under the Articles
or the Companies Act as it currently
exists at the date of the Deposit
Agreement or as the same may be
amended or modified or under any
similar law as may be enacted to
provide information as to the
capacity in which such Owner owns
Receipts and regarding the identity
of any other person interested as
defined in the Companies Act in
such Receipts and the nature of such
interest.  Each Owner acknowledges
that failure to comply with such a
request may result inter alia in the
withdrawal of the voting rights
attaching to the Shares underlying
such Owners Receipts and if such
Shares represent 0.25 percent or
more of the issued Shares the
imposition of restrictions on the
rights to transfer or to receive
distributions relating to the Shares
underlying such Receipts.  The
Depositary agrees to use its
reasonable best efforts to forward
any such requests from the Company
to the Owner or to take any other
reasonable actions specified by the
Company to obtain such information.
      In addition any holder of a
Receipt who is or becomes directly
or indirectly interested within the
meaning of the Companies Act in
3% or more or such other amount as
may be required by the Companies
Act of the outstanding Shares or is
aware that another person for whom
it holds such Receipt is so interested
shall within two business days or
such other time as may be required
by the Companies Act after
becoming so interested or so aware
and thereafter upon certain changes
in such interest notify the Company
as required by the Companies Act.


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